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                           LOAN AND SECURITY AGREEMENT
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This  LOAN  AND  SECURITY   AGREEMENT   dated  as  of  October  31,  2001  (this
"Agreement"), is executed by and between Q COMM INTERNATIONAL, INC., a Utah corporation, and Q COMM, INC., a Utah corporation (collectively "Q Comm"), both of whose address is 1145 South 1680 West, Orem, Utah 84058, and AMERICAN PAYMENT SYSTEMS, INC., a Connecticut corporation ("APS"), whose address is One Hamden Center, 2319 Whitney Avenue, Hamden, Connecticut 06518.

In consideration of the mutual agreements hereinafter set forth, Q Comm and APS hereby agree as follows:

1.   DEFINITIONS.
     -----------

     1.1  DEFINED TERMS.
          --------------

          For the purposes of this Agreement, the following capitalized words and phrases shall have the meanings set forth below.


"Adjusted Prime Rate" shall mean the Prime Rate plus 3% per annum.

"Bankruptcy Code" shall mean the United States Bankruptcy Code, as now existing or hereafter amended.

"Collateral" shall have the meaning set forth in Section 5.1 hereof.

"Default Rate" shall mean a per annum rate of interest equal to the Adjusted Prime Rate plus 3% per annum.

"Employee Plan" includes any pension, stock bonus, employee stock ownership plan, retirement, disability, medical, dental or other health plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan or other employee benefit plan or arrangement, including, without limitation, those pension, profit-sharing and retirement plans of Q Comm described from time to time in the financial statements of Q Comm and any pension plan, welfare plan, Defined Benefit Pension Plans (as defined in ERISA) or any multi-employer plan, maintained or administered by Q Comm or to which Q Comm is a party or may have any liability or by which Q Comm is bound.

"Environmental Claim" shall mean any investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person with respect to (i) any non-compliance with, or violation of, the requirements of any Environmental Law, (ii) the release, spill or discharge, threatened or actual, of any Hazardous Material, (iii) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material, or (iv) any other environmental, health or safety matter, which affects Q Comm or its business, operations or assets or any properties at which Q Comm has transported, stored or disposed of any Hazardous Materials.

"Environmental Laws" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

any time hereafter in effect, applicable to Q Comm's business or facilities owned or operated by Q Comm, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes in the environment (including, without limitation, ambient air, surface water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

"Event of  Default"  shall  mean any of the  events or  conditions  set forth in
Section 11 hereof.

"First Loan" shall have the meaning set forth in Section 2.1 hereof.

"Forbearance Period" shall have the meaning set forth in Section 10 hereof.

"GAAP" shall mean generally accepted accounting principles as in effect in the United States, using the accrual basis of accounting and consistently applied with prior periods, provided, however, that GAAP with respect to any interim financial statements or reports shall be deemed subject to fiscal yearend adjustments and footnotes made in accordance with GAAP.

"Hazardous Materials" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials or wastes that are or become regulated under any Environmental Law (including without limitation, any that are or become classified as hazardous or toxic under any Environmental Law)

"Holdback" shall have the meaning set forth in Section 2.2 hereof.

"Indemnified Party" and "Indemnified Parties" shall mean, respectively, each of APS and any parent corporations, affiliated corporations or subsidiaries of APS, and each of their respective officers, directors, employees, attorneys and agents, and all of such parties and entities.

"Intellectual Property" shall mean all of Q Comm's intellectual property rights of any type or nature, whether or not registered, including but not limited to:
(i) all common law, unregistered and registered (as applicable) and now existing or subsequently arising trademarks, copyrights, trade names and Patents; (ii) all applications for registration and registrations for such trademarks, tradenames, names, copyrights and Patents; (iii) all goodwill of the business symbolized by such trademarks, tradenames, names, copyrights and Patents; (iv) all rights to sue, recover and retain damages for past infringements of said trademarks, tradenames, names, Patents or copyrights; (v) all registrations of such trademarks, Patents, tradenames, names and copyrights; (vi) all applications for reissues of such Patents; (vii) all requests for re-examination of such Patents; (viii) all foreign counterpart Patents and applications related to foreign counterparts of such Patents, (ix) all derivative works predicated on any such Patents and copyrights; (x) all Software, computer programs and other computer software; (xi) all inventions, know-how, designs, trade secrets, good will, proprietary rights and technology; and (xii) tool kits, modules, modifications and derivative works. The term "Intellectual Property" is intended

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

to include intellectual property of any type or nature which Q Comm uses, owns, has applied for, is developing, is licensed to use, is franchised to use, services or which otherwise constitutes a part of the business of Q Comm.

"Key Bank Lien" shall mean the Lien of Key Bank National Association against Q Comm's Accounts, as evidenced by a financing statement filed June 20, 1997, against Teleconnect, a predecessor to Q Comm, as debtor.

"Lien" shall mean any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, a Capital Lease on the balance sheet of Q Comm prepared in accordance with GAAP.

"Loans" shall mean, collectively, all Loans made by APS to Q Comm, under and pursuant to this Agreement, as set forth in Section 2.1 of this Agreement.

"Loan Documents" shall have the meaning set forth in Section 3.1.

"Material Adverse Effect" shall mean a material adverse effect on the business or financial condition of Q Comm.

"Maturity Date" shall mean the first to occur of (i) the Transaction Closing, or
(ii) June 1, 2002, unless extended by APS pursuant to any modification, extension or renewal promissory note executed by Q Comm and accepted by APS in its sole and absolute discretion in substitution for the Note.

"Note" shall mean the Note evidencing the Loans as set forth in Section 2.3.

"Obligations" shall mean the Loans, as evidenced by the Note, all interest accrued thereon, any expenses incurred by APS hereunder which are reimbursable to APS pursuant to this Agreement.

"Patent" shall mean each of the following in which Q Comm now holds or subsequently acquires any interest: (i) all letters patent issued by the United States Patent Office or any other governmental authority, including all registrations and recordings thereof; (ii) all applications for letters patent of the United States or any other governmental authority; (iii) all reissues, continuations, continuations in part, extensions or foreign counterparts thereof; and (iv) all applications for any such reissues, continuations, continuations in part, extensions or foreign counterparts.

"Patent Security Agreement" shall mean the Patent Security Agreement, a form of which is attached hereto as Exhibit "B".

"Permits" shall have the meaning set forth in Section 6.12.

"Person" shall mean any individual, partnership, limited liability company, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

"Prime Rate" shall mean the floating per annum rate of interest which at any time, and from time to time, shall be most recently announced by The Wall Street Journal as the Prime Rate. The effective date of any change in the Prime Rate shall for purposes hereof be the date the Prime Rate is first reported as

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

changed by The Wall Street Journal. APS shall not be obligated to give notice of any change in the Prime Rate.

"Second Loan" shall have the meaning set forth in Section 2.1 hereof.

"Third Loan" shall have the meaning set forth in Section 2.1 hereof.

"Transaction Agreement" means the Agreement dated October 18, 2001 between Q Comm and APS.

"Transaction  Closing" shall mean the date on which the transaction  pursuant to
which  APS  is   acquiring   11,400,000   shares  of  common  stock  of  Q  Comm
International, Inc. is closed.

"UCC" shall mean the Uniform Commercial Code in effect in Connecticut from time to time.

"UEI Agreement" shall have the meaning set forth in Section 6.6.

     1.2  OTHER TERMS DEFINED IN UCC.
          ---------------------------

               All other capitalized words and phrases used herein and not otherwise specifically defined shall have the respective meanings assigned to such terms in the UCC, as amended from time to time, to the extent the same are used or defined therein.

     1.3  OTHER DEFINITIONAL PROVISIONS; CONSTRUCTION.
          --------------------------------------------

               Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa, and in particular the word "Q Comm" shall be so construed. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Subsection, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived or cured in accordance with this Agreement. References in this Agreement to any party shall include such party's successors and permitted assigns. References to any "Section" shall be a reference to such Section of this Agreement unless otherwise stated. To the extent any of the provisions of the other Loan Documents are inconsistent with the terms of this Agreement, the provisions of this Agreement shall govern. If there is any conflict between the provisions of this Agreement and those of
          Section 10 of the Transaction Agreement, the provisions of this Agreement shall control.

2.   COMMITMENT OF APS.
     ------------------

     2.1  LOANS.
          ------

          (a)  Funding of Loans.

               Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of Q Comm set forth herein and in the other Loan Documents, APS agrees to make advances to Q Comm as follows (each such advance constituting a "Loan"):

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

               (i) $200,000 less the Holdback (described in Section 2.2), on October 31, 2001 (the "First Loan");

               (ii) $200,000 on December 1, 2001 (the "Second Loan"); and

               (iii) $200,000 on January 11, 2002 (the "Third Loan").

               The Loans shall be used by Q Comm for the purpose of working capital.

          (b)  Loan Interest and Payments.

               The principal amount of the Loans outstanding from time to time shall bear interest at the Adjusted Prime Rate. Accrued and unpaid interest on the unpaid principal balance of all Loans outstanding from time to time shall be due and payable on the Maturity Date.

          (c)  Loan Principal Repayments.

               (i)  Mandatory Principal Prepayments.
                    --------------------------------

                    All  Loans  hereunder  shall  be  repaid  by Q  Comm  on the
               Maturity Date, unless payable sooner pursuant to the provisions of this Agreement.

               (ii) Optional Prepayments.
                    ---------------------

                    Q Comm may from time to time  prepay the Loans,  in whole or in part, without any prepayment penalty whatsoever provided that any prepayment of the entire principal balance of the Loans shall include accrued interest on such Loans to the date of such prepayment and payment in full of all other Obligations then due and payable.

     2.2  HOLDBACK.
          ---------

          APS shall withhold the sum of $10,000 (the "Holdback") from the First Loan. APS shall pay from the Holdback reasonable expenses incurred by Q Comm and APS and their representatives in connection with the patent prosecution pursuant to Section 8.12. APS shall make such payments upon submission of proper documentation. APS shall not be required to make any such payments more often than weekly. In the event that any portion of the Holdback remains as of the disbursement date of the Second Loan, the remaining Holdback amount shall be disbursed to Q Comm as of such date. All work done by Q Comm, APS and their representatives in connection with such patent prosecution shall be the property of Q Comm, subject to the security interest of APS.

     2.3  INTEREST COMPUTATION.
          ---------------------

          Except as otherwise set forth herein all interest and fees shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. Principal payments submitted in funds not immediately available shall continue to bear interest until collected.

     2.4  NOTE EVIDENCING LOANS.
          ----------------------

          The Loans shall be evidenced by a single promissory note (together with any and all renewal, extension, modification or replacement notes executed by Q Comm and delivered to APS and given in substitution therefor, the "Note") in the form of Exhibit "A" attached hereto, duly executed by Q Comm and payable to the order of APS.

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

3.   CONDITIONS OF FIRST LOAN.
     -------------------------

     Notwithstanding any other provision of this Agreement, APS shall not be required to disburse or make all or any portion of the First Loan if any of the following conditions shall have occurred.

     3.1  LOAN DOCUMENTS.
          ---------------

          Q Comm shall have failed to execute and deliver to APS any of the following Loan Documents (collectively, the "Loan Documents"), all of which must be satisfactory to APS and APS's counsel in form, substance and execution:

          (a)  Loan Agreement.

               This Agreement duly executed by Q Comm.

          (b)  Note.

               A Note duly executed by Q Comm, in the form attached hereto as Exhibit "A".

          (c)  Patent Security Agreement.

               A Patent Security Agreement required by APS to be executed by Q Comm, in the form attached hereto as Exhibit "B".

          (d)  Pledge Agreement.

               A Pledge Agreement executed by Paul Hickey ("Hickey") pursuant to which Hickey will pledge 500,000 shares of stock in Q Comm International, Inc. to secure the Loan, in the form attached hereto as Exhibit "D".

          (e)  Resolutions.

               Resolutions of the boards of directors of Q Comm authorizing the execution of this Agreement and the Loan Documents.

          (f)  Additional Documents.

               Such other certificates, financial statements, schedules, and other documents which are provided for hereunder or which APS shall reasonably require.

     3.2  PATENT FILING.
          --------------

          Q Comm shall have failed to file a patent application with respect to the Q Xpress II point of sale activation system ("Q Xpress System").

     3.3  REPRESENTATIONS AND WARRANTIES.
          -------------------------------

          Any representation or warranty of Q Comm contained herein or in any Loan Document shall be untrue or incorrect as of the date of the First Loan as though made on such date, except to the extent such representation or warranty expressly relates to an earlier date.

     3.4  AGREEMENT WITH CELLCARDS OF ILLINOIS, LLC.
          ------------------------------------------

          Q  Comm,   Inc.  is  in  material   compliance  with  its  contractual
     obligations to CellCards of Illinois, LLC ("CellCards") pursuant to the Q Comm Services Agreement ("Services Agreement") dated June 29, 2000 by and

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

     between Q Comm, Inc. and CellCards, other than as a result of the breach of LDC Direct Limited Company of its agreements with Q Comm, provided Q Comm has used all commercially reasonable efforts to fulfil its obligations to CellCards. Neither APS nor Q Comm has knowledge of any material default under the Services Agreement as of the date hereof.

4.   CONDITIONS OF SECOND LOAN AND THIRD LOAN.
     -----------------------------------------

     Notwithstanding any other provision of this Agreement, APS shall not be required to make all or any portion of the Second Loan or the Third Loan if any of the following conditions shall have occurred.

     4.1  EVENT OF DEFAULT.
          -----------------

          Any Event of Default, or any event which, with notice or lapse of time, or both would constitute an Event of Default, shall have occurred and be continuing; provided, however, if an event occurs which would constitute an Event of Default and Q Comm cures such default within any applicable time period or APS waives such default, APS shall make the Loan upon Q Comm's curing of such default or APS' waiver.

     4.2  LITIGATION.
          -----------

          Any litigation or governmental proceeding shall have been instituted against Q Comm, which in the discretion of APS, reasonably exercised, has a Material Adverse Effect.

     4.3  REPRESENTATIONS AND WARRANTIES.
          -------------------------------

          Any representation or warranty of Q Comm contained herein or in any Loan Document shall be untrue or incorrect as of the date of any Loan as though made on such date, except to the extent such representation or warranty expressly relates to an earlier date.

     4.4  AGREEMENT WITH CELLCARDS OF ILLINOIS, LLC.
          ------------------------------------------

          Q Comm, Inc. is in material compliance with its contractual obligations to CellCards pursuant to the Services Agreement, other than as a result of the breach of LDC Direct Limited Company of its agreements with Q Comm, provided Q Comm has used all commercially reasonable efforts to fulfil its obligations to CellCards.

     4.5  DUE DILIGENCE.
          --------------

          With respect to the Second Loan, APS is not satisfied in its reasonable discretion with its due diligence investigation of Q Comm as provided in the Transaction Agreement.

     4.6  BETA TESTING.
          -------------

          With respect to the Third Loan, the Beta Testing of the Q Xpress System, pursuant to Q Comm's Beta plan, is not successfully completed in the reasonable determination of APS.

     4.7  TERMINATION OF TRANSACTION AGREEMENT.
          -------------------------------------

          The Transaction Agreement is terminated.

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

     4.8  CHANGES IN KEY MANAGEMENT.
          --------------------------

          Stephen C. Flaherty shall no longer be President of Q Comm.

5.   SECURITY FOR THE OBLIGATIONS.
     -----------------------------

     5.1  SECURITY FOR OBLIGATIONS.
          -------------------------

          As security for the payment of the Obligations, Q Comm does hereby grant to APS a security interest in and to the following:

               (i)  All of Q Comm's Accounts; and

               (ii) All Intellectual Property;

          (all  of  which  property,   along  with  the  products  and  proceeds
     therefrom,   are  individually   and   collectively   referred  to  as  the
     "Collateral").

     5.2  FINANCING STATEMENTS.
          ---------------------

          Q Comm shall, at APS's reasonable request, at any time and from time to time, execute and deliver to APS such financing statements, amendments and other documents and do such acts as APS deems necessary in order to perfect and maintain first security interests in the Collateral in favor of APS, free and clear of all Liens and claims and rights of third parties whatsoever (except the Keybank Lien and as otherwise specifically set forth in this Agreement). Q Comm hereby irrevocably authorizes APS at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto and such filings acquired by the U.S. Patent and Trademark Office to perfect APS' security interest in the Collateral. Upon payment in full of the Obligations, APS shall promptly execute and deliver to Q Comm, at Q Comm's expense, all termination statements and other instruments as may be necessary or proper to terminate APS' security interests in the Collateral, and to record the termination of any such security interests of any governmental body.

     5.3  OTHER ACTIONS AS TO ANY AND ALL COLLATERAL.
          -------------------------------------------

          Q Comm further agrees to use commercially reasonable efforts to take any other action reasonably requested by APS to insure the attachment, perfection and first priority of, and the ability of APS to enforce, APS's security interest in any and all of the Collateral, subject to the Keybank Lien, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Q Comm's signature thereon is required therefor, (b) causing APS's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of APS to enforce, APS's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of APS to enforce, APS's security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person obligated on Collateral, (e) use commercially reasonable efforts to obtain waivers from mortgagees and landlords in form and substance reasonably satisfactory to APS, and (f) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction.

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

6.   REPRESENTATIONS AND WARRANTIES.
     -------------------------------

     To induce APS to make the Loans, Q Comm makes the following representations and warranties to APS, each of which shall be true and correct as of the date of the execution and delivery of this Agreement, except to the extent any such representation or warranty expressly relates to an earlier date, and which shall survive the execution and delivery of this Agreement:

     6.1  ORGANIZATION AND NAME.
          ----------------------

          Q Comm is a corporation duly organized, existing and in good standing under the laws of the State of Utah, with full and adequate corporate power to carry on and conduct its business as presently conducted. Q Comm is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing, except where failure to be so licensed or qualified would not have a Material Adverse Effect. The exact legal name of Q Comm is as set forth in the first paragraph of this Agreement, and Q Comm currently does not conduct, nor has it during the last five (5) years conducted business under any other name or trade name, except that Q Comm, Inc. has conducted business, during the last five (5) years, under the following names or trademarks: Teleshare 900, Inc., Teleconnect, Inc., Four Rivers Development, Inc., QC Merco, Inc. and Azore Acquisition Corporation.

     6.2  AUTHORIZATION; VALIDITY.
          ------------------------

          Q Comm has full right, power and authority to enter into this Agreement, to make the borrowings and execute and deliver the Loan Documents as provided herein and to perform all of its duties and obligations under this Agreement and the Loan Documents. The execution and delivery of this Agreement and the Loan Documents will not, nor will the observance or performance of any of the obligations herein or therein set forth, violate or contravene any provision of law or of the articles of incorporation or bylaws of Q Comm. All necessary and appropriate corporate action has been taken on the part of Q Comm to authorize the execution and delivery of this Agreement and the Loan Documents. This Agreement and the Loan Documents are valid and binding agreements and contracts of Q Comm in accordance with their respective terms.

     6.3  COMPLIANCE WITH LAWS.
          ---------------------

          The nature and transaction of Q Comm's business and operations and the use of its properties and assets, including, but not limited to, the Collateral or any real estate owned or occupied by Q Comm, do not violate or conflict with any applicable law, statute, ordinance, rule, regulation or order of any kind or nature, except where such violation or conflict would not have a Material Adverse Effect.

     6.4  ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.
          --------------------------------------------

          Q Comm represents, warrants and agrees with APS that (i) Q Comm has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off any of the premises of Q Comm (whether or not owned by it) in any manner which violated any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder, (ii) the operations of Q Comm comply in all material respects with all Environmental Laws and all licenses, permits certificates, approvals and similar authorizations thereunder, (iii) there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or, to the best of Q Comm's


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     knowledge,   threatened,  with  respect  to  any  non-compliance  with,  or violation of, the requirements of any Environmental Law by Q Comm or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material or any other environmental, health or safety matter, which affects Q Comm or its business, operations or assets or any properties at which Q Comm has transported, stored or disposed of any Hazardous Materials, (iv) Q Comm has no material liability, contingent or otherwise, in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material.

     6.5  ABSENCE OF BREACH.
          ------------------

          The execution, delivery and performance of this Agreement, the Loan Documents and any other documents or instruments to be executed and delivered by Q Comm in connection with the Loans: (i) do not violate any provisions of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority, except where such violations would not have a Material Adverse Effect; or (ii) do not conflict with, are not inconsistent with, or do not result in any breach or default of any of the terms, covenants, conditions, or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Q Comm is a party or by which Q Comm or any of its property or assets are bound, except where such conflict, inconsistency, breach or default would not have a Material Adverse Effect.

     6.6  TITLE.
          ------

          Q Comm is the sole owner of and has good, indefeasible and merchantable title to the Collateral, free from any Lien of any kind, other than the Lien of APS, the Keybank Lien, the rights of Universal Electronics pursuant to a letter agreement dated May 4, 2001 ("UEI Agreement"), and minor defects in title which would not, individually or collectively, have a Material Adverse Effect.

     6.7  INTELLECTUAL PROPERTY.
          ----------------------

          To Q Comm's best knowledge, all Intellectual Property is subsisting, in good standing and uncontested. Q Comm either owns exclusive, full and clear title to the Intellectual Property or has the legal, unencumbered right to use the Intellectual Property it licenses, subject to the rights of Universal Electronics pursuant to the UEI Agreement. No employees or former employees of Q Comm or independent contractors retained by Q Comm has any claim to or title in any Intellectual Property. Q Comm has executed agreements with all such employees and/or independent contractors which specify that Q Comm has sole title to all the Intellectual Property, whether or not developed solely or jointly by or with such employees or independent contractors. None of the Intellectual Property which is or to Q Comm's best knowledge could be a subject of any Patent, copyright, trademark or other registration (whether in the United States or any other governmental authority) has been claimed or judged to be invalid or unenforceable in whole or in part. Q Comm has taken commercially reasonable actions and effectuated all registrations necessary to maintain the existence of and protect its exclusive title to the Intellectual Property in the United States, to the extent that failure to take such actions could have a Material Adverse Effect. Prior to utilizing any Intellectual Property in the jurisdiction of any governmental authority, Q Comm has taken all commercially reasonable actions necessary to protect and/or register such Intellectual Property so that the use of such Intellectual Property in such jurisdiction will not jeopardize any of Q Comm's ownership or other rights or registrations in such Intellectual Property. Q Comm owns


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--------------------------------------------------------------------------------

     all or possesses adequate registrations of the Intellectual Property with governmental authorities necessary for Q Comm to continue to operate its business as currently conducted. To Q Comm's best knowledge, Q Comm does not have to license any Patents owned by any Person in order to operate their businesses, and there exist no "blocking patents" which could require Q Comm to execute any such license in the future. Q Comm has not obtained any Intellectual Property in any illegal fashion, and has not copied any Patent applications, copyrights, trademarks or other intellectual property of any other party. Q Comm has implemented commercially reasonable procedures to maintain the confidentiality and/or trade secret status of any Intellectual Property which is confidential and/or a trade secret in nature. To Q Comm's best knowledge, the Intellectual Property does not infringe upon any patents, copyrights, trademarks, licenses, trade secrets or franchises which any other Person may own or claim. There is no claim or action pending or to Q Comm's best knowledge threatened concerning any Intellectual Property.

     6.8  ACCOUNT WARRANTIES AND REPRESENTATIONS.
          ---------------------------------------

          (a) All of Q Comm's Accounts are genuine;

          (b) All of Q Comm's Accounts represent undisputed, bona fide transactions arising in the ordinary course of business in accordance with the terms and provisions contained in any documents related thereto;

          (c) To Q Comm's best knowledge, there are no setoffs, counterclaims or disputes existing or asserted with respect to any of Q Comm's Accounts, and Q Comm has not made any agreement with any Account Debtor for any deduction from any such Account, except for discounts or allowances allowed by Q Comm in the ordinary course of its business;

          (d) To Q Comm's best knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement of any of Q Comm's Accounts; and

          (e) Other than the Liens of APS and the Keybank Lien, Q Comm's Accounts have not been pledged or sold to any other Person or otherwise encumbered and Q Comm is the owner of such Accounts free of all other liens and encumbrances.

     6.9  LITIGATION AND TAXES.
          ---------------------

          Except as set forth on Schedule 6.9 hereto, there is no litigation, demand, charge, claim, petition or governmental investigation or proceeding pending, or to the best knowledge of Q Comm, threatened, against Q Comm, which, if adversely determined, would have a Material Adverse Effect. Except for those taxes for which Q Comm has not filed tax returns or paid tax since December 31, 1997, Q Comm has duly filed all applicable income or other tax returns and has paid all income or other taxes when due. No income taxes were due since 1997 for Q Comm. There is no controversy or objection pending, or to the best knowledge of Q Comm, threatened in respect of any tax returns of Q Comm.

     6.10 ERISA OBLIGATIONS.
          ------------------

          All  Employee  Plans of Q Comm meet the minimum  funding  standards of
     Section 302 of ERISA where applicable and each such Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 is qualified. No withdrawal liability has been

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     incurred  under  any such  Employee  Plans  and no  "Reportable  Event"  or
     "Prohibited Transaction" (as such terms are defined in ERISA), has occurred with respect to any such Employee Plans, unless approved by the appropriate governmental agencies. Q Comm has promptly paid and discharged all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its properties or assets.

     6.11 ADVERSE CIRCUMSTANCES.
          ----------------------

          No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or to Q Comm's best knowledge threatened litigation or proceeding or basis therefor) exists which (a) could adversely affect the validity or priority of the Liens granted to APS under the Loan Documents, (b) could materially adversely affect the ability of Q Comm to perform its obligations under the Loan Documents, (c) would constitute an Event of Default, or (d) would constitute such an Event of Default with the giving of notice or lapse of time or both.

     6.12 LICENSES AND PERMITS.
          ---------------------

          Q Comm has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, registrations, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals (collectively "Permits") which are necessary for the operation of its businesses as presently conducted, except where any such failure or all failures collectively would not have a Material Adverse Effect. Q Comm has materially fulfilled and performed all of its obligations under each Permit. To Q Comm's best knowledge, no event has occurred or condition or state of facts exists which constitutes, or after notice or lapse of time or both, would constitute, a breach or default under any Permit, or would cause the revocation or termination of any Permit except where such breach or default would not have a Material Adverse Effect. Q Comm has not received notice of cancellation, of default or of any material dispute concerning any Permit. Each Permit is valid, subsisting and in full force and effect except where such breach or default would not have a Material Adverse Effect.

     6.13 NO THREATENED PROCEEDING.
          -------------------------

          To Q Comm's best knowledge, no Person is contemplating filing or has filed any petition under the Bankruptcy Code, or any other or similar law of any governmental authority involving insolvency, or liquidation of all or a major portion of Q Comm's properties.

     6.14 VALIDITY, PERFECTION AND PRIORITY.
          ----------------------------------

          Q Comm has authorized the filing of financing statements sufficient when filed to perfect APS' security interest in the Collateral granted hereunder and the other security interests created by the Loan Documents. When such financing statements are filed in the offices noted therein, APS will have a valid and perfected security interest in all Collateral which is capable of being perfected by filing financing statements. Except for those of APS and the KeyBank Lien, no financing statement concerning any of the Collateral or any Proceeds of the Collateral is on file in any public office.

     6.15 EXCLUSIVITY.
          ------------

          Except as set forth on Schedule 6.15, Q Comm has not granted any exclusive arrangements to any Person with respect to products sold on or through the Q Xpress System.

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     6.16 COMPLETE INFORMATION.
          ---------------------

          This Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials submitted to APS in connection with or in furtherance of this Agreement by or on behalf of Q Comm fully and fairly state the matters with which they purport to deal, and neither misstate any material fact nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

7.   NEGATIVE COVENANTS.
     -------------------

     7.1  LIENS.
          ------

          Q Comm shall not, either directly or indirectly, create, assume, incur or suffer or permit to exist any Lien or charge of any kind or character upon any of the Collateral, whether owned at the date hereof or hereafter acquired except Liens granted to APS and the Keybank Lien. Notwithstanding the foregoing or any other provision of this Agreement, if APS does not make the Second Loan or the Third Loan, Q Comm may arrange additional financing up to the aggregate amount of the Loans not made by APS, and APS will permit the new lender to take a security interest in Q Comm's Accounts and any other assets of Q Comm not comprising any of the Collateral.

     7.2  TRANSFER; MERGER.
          -----------------

          Q Comm shall not, either directly or indirectly, merge, consolidate, sell, transfer, license, lease, encumber or otherwise dispose of all or any part of the Collateral or all or substantially all of its assets, or sell or discount (with or without recourse) any of its Accounts. Notwithstanding the foregoing, with the approval of APS, which approval shall not be unreasonably withheld, Q Comm shall have the right to license its Intellectual Property in territories outside the United States, provided such license is at fair market value on commercially reasonable terms. In addition, Q Comm shall have the right, in the ordinary course of business, to provide limited licenses of its Intellectual Property to its customers who distribute, purchase or lease its point of sale terminals.

     7.3  ISSUANCE OF STOCK.
          ------------------

          Q Comm shall not, either directly or indirectly, issue or distribute any additional capital stock or other securities of Q Comm, other than capital stock or securities to be issued (i) to APS, (ii) pursuant to currently outstanding options granted under a stock incentive plan adopted by the Board of Directors and shareholders (if necessary) of Q Comm, or
     (iii) pursuant to currently outstanding warrants or convertible securities.

     7.4  DISTRIBUTIONS.
          --------------

          Q Comm shall not, either directly or indirectly, purchase or redeem any shares of its stock, or declare or pay any dividends (other than stock dividends), whether in cash or otherwise, or set aside any funds for any such purpose or make any distribution to its shareholders.

     7.5  CHANGE OF LEGAL STATUS.
          -----------------------

          Q Comm shall not change its name, its type of organization, its jurisdiction of organization or other legal structure.


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     7.6  EXCLUSIVE ARRANGEMENTS.
          -----------------------

          Except as set forth in Schedule 6.15, Q Comm shall not grant any exclusive arrangements to any person with respect to products sold on or through the Q Xpress System without the prior written consent of APS.

8.   AFFIRMATIVE COVENANTS.
     ----------------------

     8.1  CORPORATE EXISTENCE.
          --------------------

          Q Comm shall at all times preserve and maintain its corporate existence, name, rights, franchises and privileges desirable in the normal conduct of its business, and shall at all times continue as a going concern in the business which Q Comm is presently conducting. Q Comm promptly shall notify APS in writing of any change of name or address of Q Comm from that shown in this Agreement.

     8.2  MAINTAIN PROPERTY.
          ------------------

          Q Comm shall at all times maintain, preserve and keep its plant, properties and Equipment, including, but not limited to, any Collateral, in good repair, working order and condition, normal wear and tear excepted, and shall from time to time make all reasonable repairs, renewals and replacements so that at all times the efficiency thereof shall be reasonably preserved and maintained.

     8.3  MAINTAIN INSURANCE.
          -------------------

          Q Comm shall at all times insure and keep insured in insurance companies reasonably acceptable to APS, all insurable property owned by it which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and shall similarly insure employers' and public liability risks.

     8.4  TAX LIABILITIES.
          ----------------

          Q Comm shall at all times pay and discharge all property and other taxes, assessments and governmental charges upon, and all claims (including claims for labor, materials and supplies) against Q Comm or any of its properties, Equipment or Inventory, before the same shall become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and are insured against or bonded over to the reasonable satisfaction of APS.

     8.5  ERISA LIABILITIES; EMPLOYEE PLANS.
          ----------------------------------

          Q Comm shall (i) keep in full force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without material liability to Q Comm; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the standards of ERISA; including the minimum funding standards of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee Plans; (iv) notify APS promptly upon receipt by Q Comm of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to


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     administer such Employee  Plans;  (v) promptly advise APS of the occurrence of any "Reportable Event" or "Prohibited Transaction" (as such terms are defined in ERISA), with respect to any such Employee Plans; and (vi) amend any Employee Plan that is intended to be qualified within the meaning of
     Section 401 of the Internal Revenue Code of 1986 to the extent necessary to keep the Employee Plan qualified, and to cause the Employee Plan to be administered and operated in a manner that does not cause the Employee Plan to lose its qualified status.

     8.6  COLLATERAL RECORDS.
          -------------------

          Q Comm shall keep full and accurate books and records relating to the Collateral and shall mark such books and records to indicate APS's Lien in the Collateral.

     8.7  NOTICE OF PROCEEDINGS.
          ----------------------

          Q Comm shall, promptly after knowledge thereof shall have come to the attention of any officer of Q Comm, give written notice to APS of all threatened or pending actions, suits, and proceedings against Q Comm before any court or governmental department, commission, board or other administrative agency which may have a material effect on the business, property or operations of Q Comm.

     8.8  NOTICE OF DEFAULT.
          ------------------

          Q Comm shall, promptly after the commencement thereof, give notice to APS in writing of the occurrence of an Event of Default or of any event which, with the lapse of time, the giving of notice or both, would constitute an Event of Default hereunder.

     8.9  ENVIRONMENTAL ISSUES.
          ---------------------

          Q Comm shall promptly notify APS upon becoming aware of any Environmental Claim, and shall take prompt and appropriate actions to respond thereto. Q Comm shall, following determination by APS that there is non-compliance, or any condition which requires any action by or on behalf of Q Comm in order to avoid any non-compliance. with any Environmental Law, at Q Comm's sole expense, cause an independent environmental engineer acceptable to APS to conduct such tests of the relevant site as are appropriate. and prepare and deliver a report setting forth the result of such tests, a proposed plan for remediation and an estimate of the costs thereof.

     8.10 AGREEMENTS WITH APS AND AFFILIATES.
          -----------------------------------

          Q Comm will comply in all material respects with all agreements between Q Comm and APS, CellCards and other affiliates of APS.

     8.11 INTELLECTUAL PROPERTY.
          ----------------------

          Upon demand from APS, Q Comm shall deliver to APS copies of all documents which establish or evidence the Intellectual Property in any way, and/or complete an accurate description of all such Intellectual Property.

     8.12 PATENT INVESTIGATION.
          ---------------------

          Q Comm has filed a provisional patent application with the U.S. Patent and Trademark Office with respect to the Q Xpress System. Promptly upon execution of this Agreement, Q Comm shall take all actions as reasonably requested by APS to determine the efficacy of and to prosecute such patent,


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     including: (i) conducting a novelty search; (ii) examining prior art; (iii)
     determining  the time that the technology  was first used in commerce;  and
     (iv) accumulating information to support the patent claims. APS and its attorneys will cooperate with and assist Q Comm in such regard. All reasonable expenses of APS and its attorneys and representatives incurred in connection with such investigation and prosecution shall be paid by Q Comm and Q Comm shall own all work product of such attorneys and representatives related to such investigation and prosecution, subject to the security interest of APS.

9.   EVENTS OF DEFAULT.
     ------------------

     Q Comm, without notice or demand of any kind, shall be in default under this Agreement upon the occurrence of any of the following events (each an "Event of Default"), subject to Q Comm's rights to cure such defaults during the Forbearance Period, if applicable.

     9.1  NON-PAYMENT OF OBLIGATIONS.
          ---------------------------

          Any amount due and owing on the Note or any of the Obligations, whether by its terms or as otherwise provided herein, is not paid when due, and such default continues uncured for five (5) days.

     9.2  MISREPRESENTATION.
          ------------------

          Any warranty, representation, or certificate in this Agreement, the Loan Documents or any other agreement with APS shall be false in any material respect when made or at the time any of the Loans are made.

     9.3  NON-PERFORMANCE.
          ----------------

          Any failure to perform or default in the performance of any covenant, condition or agreement contained in this Agreement.

     9.4  DEFAULT UNDER LOAN DOCUMENTS.
          -----------------------------

          A default under any of the covenants, conditions or agreements in any other Loan Document (all of which covenants, conditions and agreements contained therein are hereby incorporated in this Agreement by express reference) shall be an Event of Default under this Agreement.

     9.5  ASSIGNMENT FOR CREDITORS.
          -------------------------

               (a) Q Comm makes an assignment for the benefit of creditors or fails to pay, or admits in writing its inability to pay its debts as they mature; or

               (b) if a trustee of any substantial part of the assets of Q Comm is applied for or appointed, and in the case of such trustee being appointed in a proceeding brought against Q Comm, Q Comm, by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment.

     9.6  BANKRUPTCY.
          -----------

          Any proceeding involving Q Comm is commenced by or against Q Comm under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government, and in the case of any


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     such proceeding being instituted  against Q Comm, (i) Q Comm, by any action or failure to act indicates its approval of, consent to or acquiescence therein, or (ii) an order shall be entered approving the petition in such proceedings and such order is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the entry thereof.

     9.7  JUDGMENTS.
          ----------

          The rendering against Q Comm of an arbitration award, judgment, decree, or order for the payment of money in excess of $250,000 which is not fully covered by insurance.

     9.8  CHANGE IN CONTROL.
          ------------------

          A Change of Control shall occur if: (i) any person or "group" as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act") becomes the "beneficial owner" (as defined in the Act) of 35% or more of the voting power of Q Comm, or (ii) any sale, conveyance, assignment or other transfer, directly or indirectly, of 35% or more of the voting power of Q Comm occurs, or (iii) the grant of a security interest in any ownership interest of any Person, directly or indirectly controlling Q Comm, provided, however, that Paul Hickey shall be entitled to pledge or sell (a) up to 500,000 of his shares of stock in Q Comm International, Inc. to any Person other than APS, and (b) any number of his shares of stock in Q Comm International, Inc. to APS.

     9.9  COLLATERAL IMPAIRMENT.
          ----------------------

          The levy, attachment, or the filing of any Lien against, any of the Collateral, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or impairment of any of the Collateral or any of the collateral under any security agreement securing any of the Obligations.

10.  REMEDIES.
     ---------

     Upon the occurrence of an Event of Default, APS shall have all rights, powers and remedies set forth in the Loan Documents or as otherwise provided at law or in equity. Notwithstanding the foregoing, upon the occurrence of an Event of Default pursuant to Article 9 hereof except for Events of Default pursuant to Sections 9.5(a), 9.6 or 9.8, APS agrees not to pursue any of its remedies for a period of sixty (60) days after APS delivers written notice of such Event of Default to Q Comm (the "Forbearance Period") during which time Q Comm shall have the right to cure such default or to pay the Obligations in full. However, nothing shall prevent APS from taking action necessary to preserve the Collateral. Without limiting the generality of the foregoing, APS may, at its option upon the occurrence of an Event of Default but only after the expiration of the Forebearance Period, if any, declare its commitments to Q Comm to be terminated and all Obligations to be immediately due and payable, provided, however, that upon the occurrence of an Event of Default under Section 9.5(a),
9.6 or 9.8, all commitments of APS to Q Comm shall immediately terminate and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of APS. Q Comm hereby waives any and all presentment, demand, notice of dishonour, protest, and all other notices (other than the notice required in this Section 10) and demands in connection with the enforcement of APS's rights under the Loan Documents, and hereby consents to, and waives notice of release, with or without consideration, or of any Collateral, notwithstanding anything contained herein or in the Loan Documents to the contrary. In addition to the foregoing:

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

     10.1 POSSESSION AND ASSEMBLY OF COLLATERAL.
          --------------------------------------

          APS may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which APS already has possession), wherever it may be found.

     10.2 SALE OF COLLATERAL.
          -------------------

          APS may sell any or all of the Collateral at public or private sale, upon such terms and conditions as APS may reasonably deem proper, and APS may purchase any or all of the Collateral at any such sale. APS may apply the net proceeds, after deducting all reasonable costs, expenses, attorneys' and paralegals' fees incurred or paid at any time in the collection, protection and sale of the Collateral and the Obligations, to the payment of the Note and/or any of the other Obligations, returning the excess proceeds, if any, to Q Comm. Q Comm shall remain liable for any
     amount  remaining  unpaid  after  such  application,   with  interest.  Any
     notification of intended disposition of the Collateral required by law shall be conclusively deemed reasonably and properly given if given by APS at least ten (10) business days before the date of such disposition.

     10.3 UCC AND OFFSET RIGHTS.
          ----------------------

          APS may exercise, from time to time, any and all rights and remedies available to it under the UCC or under any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other Loan Document, and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including reasonable costs of collection and reasonable attorneys' and paralegals' fees, and in such order of application as APS may, from time to time, elect, any indebtedness of APS to Q Comm, however created or arising, including, but not limited to, balances, credits, deposits, accounts or moneys of Q Comm in the possession, control or custody of, or in transit to APS.

     10.4 ADDITIONAL REMEDIES.
          --------------------

          APS shall have the right and power to:

          (a) instruct Q Comm, at its own expense, to notify any parties obligated on any of the Collateral, including, but not limited to, any Account Debtors, to make payment directly to APS of any amounts due or to become due thereunder, or APS may directly notify such obligors of the security interest of APS, and/or of the assignment to APS of the Collateral and direct such obligors to make payment to APS of any amounts due or to become due with respect thereto, and thereafter, collect any such amounts due on the Collateral directly from such Persons obligated thereon;

          (b) enforce collection of any of the Collateral, including, but not limited to, any Accounts, by suit or otherwise, or make any compromise or settlement with respect to any of the Collateral, or surrender, release or exchange all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; or

          (c) take possession or control of any proceeds and products of any of the Collateral, including the proceeds of insurance thereon.

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

     10.5 ATTORNEY-IN-FACT.
          -----------------

          Q Comm hereby irrevocably makes, constitutes and appoints APS (and any officer of APS or any Person designated by APS for that purpose) as Q Comm's true and lawful proxy and attorney-in-fact (and agent-in-fact) in Q Comm's name, place and stead, with full power of substitution, only upon the occurrence and during the continuance of an Event of Default after any Forbearance Period has expired, to (i) take such actions as are permitted in this Agreement, (ii) execute such financing statements and other documents and to do such other acts as APS may reasonably require to perfect and preserve APS's security interest in, and to enforce such security interests in the Collateral, and (iii) carry out any remedy provided for in this Agreement, including, without limitation, endorsing Q Comm's name to checks, drafts, instruments and other items of payment, and proceeds of the Collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Q Comm, changing the address of Q Comm to that of APS, opening all envelopes addressed to Q Comm and applying any payments contained therein to the Obligations. Q Comm hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable until all of the Obligations shall have been indefeasibly paid and satisfied in full and this Agreement and each of the other Loan Documents shall have terminated pursuant to the respective terms and provisions thereof.

     10.6 NO WAIVER.
          ----------

          No Event of Default shall be waived by APS except in writing. No failure or delay on the part of APS in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. There shall be no obligation on the part of APS to exercise any remedy available to APS in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity.

11.  MISCELLANEOUS.
     --------------

     11.1 ENTIRE AGREEMENT.
          -----------------

          This Agreement together with the Loan Documents constitutes the complete and integrated agreement of the parties on the subject matter hereof. No promises, either expressed or implied, exist between Q Comm and APS, unless contained herein. This Agreement together with the Loan Documents supersedes all negotiations, representations, warranties, commitments, offers, contracts (whether oral or written) on the subject matter hereof prior to or contemporaneous with the execution hereof.

     11.2 AMENDMENTS; WAIVERS.
          --------------------

          No amendment, modification, termination, discharge or waiver of any provision of this Agreement or of the Loan Documents, or consent to any departure by Q Comm therefrom, shall in any event be effective unless the same shall be in writing and signed by APS, and then such waiver or consent shall be effective only for the specific purpose for which given.

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

     11.3 WAIVER OF JURY TRIAL.
          ---------------------

          APS AND Q COMM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH APS AND Q COMM ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR APS GRANTING ANY FINANCIAL ACCOMMODATION TO Q COMM.

     11.4 LITIGATION.
          -----------

          TO INDUCE APS TO MAKE THE LOANS, Q COMM IRREVOCABLY AGREES THAT ALL ACTIONS ARISING, DIRECTLY OR INDIRECTLY, AS A RESULT OR CONSEQUENCE OF THIS AGREEMENT, THE NOTE, ANY OTHER AGREEMENT WITH APS OR THE COLLATERAL, SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING THEIR SITUS IN THE CITY OF NEW HAVEN, CONNECTICUT. Q COMM HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. Q COMM HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO Q COMM AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

     11.5 ASSIGNABILITY.
          --------------

          At any time after an Event of Default occurs and after the expiration of any Forbearance Period, if applicable, APS may assign APS's rights in this Agreement, the Note, the Obligations, or any part thereof. Neither APS (if no Event of Default occurs) nor Q Comm may sell or assign this Agreement or any other Loan Document or any portion thereof, either voluntarily or by operation of law, without the prior written consent of the other party. Any attempted assignment in contravention of this Section shall be void. This Agreement shall be binding upon APS and Q Comm and their respective proper assigns, legal representatives and successors. All references herein to Q Comm shall be deemed to include any successors, whether immediate or remote.

     11.6 GOVERNING LAW.
          --------------

          This Agreement, the Loan Documents and the Note shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Connecticut, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

     11.7 ENFORCEABILITY.
          ---------------

          Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

     such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.8 SURVIVAL OF Q COMM REPRESENTATIONS.
          -----------------------------------

          All covenants, agreements, representations and warranties made by Q Comm herein shall, notwithstanding any investigation by APS, be deemed material and relied upon by APS and shall survive the making and execution of this Agreement and the Loan Documents and the issuance of the Note, and shall be deemed to be continuing representations and warranties until such time as Q Comm has fulfilled all of its Obligations to APS, and APS has been paid in full. APS, in extending financial accommodations to Q Comm, is expressly acting and relying on such representations and warranties.

     11.9 TIME OF ESSENCE.
          ----------------

          Time is of the essence in making payments of all amounts due APS under this Agreement and in the performance and observance by Q Comm of each covenant, agreement, provision and term of this Agreement.

     11.10 COUNTERPARTS.
           -------------

          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any such counterpart may be delivered by facsimile transmission and shall be deemed the equivalent of any originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

     11.11 NOTICES.
           --------

          All notices, requests, demands and other communications provided for hereunder shall be in writing, sent by certified or registered mail, postage prepaid, by Federal Express, UPS, DHL or other overnight carrier, by facsimile (with receipt confirmed) or telegram (with receipt confirmed) or delivered in person, and addressed as follows:

               If to Q Comm:         Q COMM, INC.
                                     Q COMM INTERNATIONAL, INC.
                                     1145 South 1680 West
                                     Orem, Utah 84058
                                     Attention:  Paul Hickey
                                     Fax: 801-222-9555


               With a copy to:       Dorsey & Whitney LLP
                                     170 South Main Street; Suite 900
                                     Salt Lake City, Utah 84101
                                     Attention:  Nolan S. Taylor
                                     Fax: 801-933-7373

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

          If to APS:            APS, Inc.
                                One Hamden Center
                                2319 Whitney Ave.
                                Hamden, CT 06518
                                Attention:    President
                                Fax:   203-407-4086


          With a copy to:       Much Shelist Freed Denenberg Ament & Rubenstein,
                                P.C.
                                200 North La Salle Street, Suite 2100
                                Chicago, IL 60601
                                Attention:    Steven Schwartz
                                Fax:   312-621-1750


or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection. No notice to or demand on Q Comm in any case shall entitle Q Comm to any other or further notice or demand in similar or other circumstances.

     11.12 INDEMNIFICATION.
           ----------------

          Q Comm agrees to defend (with counsel reasonably satisfactory to APS), protect, indemnify and hold harmless each Indemnified Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party thereto, which shall also include, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of APS, any parent corporation or affiliated corporation of APS), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Agreement and the Loan Documents, including, but not limited to, the making or issuance and management of the Loans, the use or intended use of the proceeds of the Loans, the enforcement of APS's rights and remedies under this Agreement, the Loan Documents, the Note, any other instruments and documents delivered hereunder, or under any other agreement between Q Comm and APS; provided, however, that Q Comm shall not have any obligations hereunder to any Indemnified Party with respect to matters caused by or resulting from (i) the willful misconduct or gross negligence of such Indemnified Party or (ii) the breach of this Agreement or any other Loan Document by APS. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Q Comm shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall. together with interest thereon at the Default Rate from the date incurred by each Indemnified Party until paid by Q Comm be added to the

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------

     Obligations of Q Comm and be secured by the Collateral. The provisions of this Section 11.12 shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement.

     11.13 CONFIDENTIALITY.
           ----------------

          The   provisions   relating  to   confidentiality   contained  in  the
     Transaction Agreement shall continue to be applicable to this Agreement.

     11.14 JOINT AND SEVERAL OBLIGATIONS.
           ------------------------------

          The Obligations of Q Comm hereunder constitute the joint and several obligations of Q Comm, Inc. and Q Comm International, Inc. Therefore, each of such parties shall have full and complete responsibility for all Obligations, irrespective of whether APS elects to take action against either of them.


                 - Remainder of Page Intentionally Left Blank -
                            [Signature Page Follows]

LOAN AND SECURITY AGREEMENT BY AND BETWEEN
Q COMM INTERNATIONAL INC. AND AMERICAN PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------


         IN WITNESS WHEREOF, Q Comm and APS have executed this Loan and Security Agreement as of the date first above written.


                                              Q COMM, INC.,
                                              a Utah corporation


                                              By:/s/ Paul Hickey
                                                 ---------------------------
                                              Name:  Paul Hickey
                                              Title: Chief Executive Officer



                                              Q COMM INTERNATIONAL, INC.,
                                              a Utah corporation


                                              By:/s/ Paul Hickey
                                                 ---------------------------
                                              Name:  Paul Hickey
                                              Title: Chief Executive Officer



                                              AMERICAN PAYMENT SYSTEMS, INC.,
                                              a Connecticut corporation

                                              By: /s/
                                                 ---------------------------
                                              Name:
                                                   -------------------------
                                              Title:
                                                   -------------------------